Supplement No. 1 dated November 1, 1997

                                       to


                       Prospectus dated March 1, 1997 for
                  State Street Research Government Income Fund
                a series of State Street Research Financial Trust

                      Prospectuses dated August 1, 1997 for
                     State Street Research High Income Fund
                      State Street Research Managed Assets
                  Series of State Street Research Income Trust

                       Prospectuses dated May 1, 1997 for
                      State Street Research Tax-Exempt Fund
                  State Street Research New York Tax-Free Fund
                Series of State Street Research Tax-Exempt Trust


                        Prospectus dated May 1, 1997 for
                     State Street Research Investment Trust
                        a series of State Street Research
                             Master Investment Trust

                    Prospectuses dated September 1, 1997 for
                  State Street Research Intermediate Bond Fund
                   State Street Research Strategic Income Fund
                Series of State Street Research Securities Trust

                      Prospectus dated August 25, 1997 for
                 State Street Research International Equity Fund
               a series of State Street Research Portfolios, Inc.




Share Class Designations

     The Funds have redesignated their share classes to be more consistent with developing mutual fund industry practice. The changes do not affect sales charges or any other share class features. Throughout each Fund's prospectus:

Former Class               Redesignated Class
------------               ------------------

Class C         is now           Class S

Class D         is now           Class C

     The designations for Class A and Class B are unchanged.

Class S Shares

     The sub-caption "Class C Shares -- Institutional; No Sales Charge" is revised to read "Class S Shares - Special Programs; No Sales Charge" and the second paragraph under the caption is revised in its entirety to read as follows:

       "In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor."

     Throughout each Fund's Prospectus, references to Class C shares (now redesignated as Class S) should be read to give effect to the above revisions regarding the availability of such shares.